SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2004

CAPITAL AUTOMOTIVE REIT

(Exact name of registrant as specified in its charter)

Maryland	000-23733	54-1870224
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
(703) 288-3075
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

      The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-106445) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit No.	Description
1.1	Underwriting Agreement dated as of May 7, 2004, among Capital Automotive REIT (the “Company”), Capital Automotive L.P. and Credit Suisse First Boston LLC (filed herewith)

4.1	Form of Second Supplemental Trust Indenture, dated as of May 12, 2004, between the Company and Wells Fargo Bank, National Association (filed herewith)

4.2	Form of 6% Note due 2024 (filed herewith)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

12.1	Statement regarding computation of ratios of earnings to fixed charges (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTOMOTIVE REIT
	By:	/s/ Thomas D. Eckert
		Name:	Thomas D. Eckert
Dated: May 10, 2004		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of May 7, 2004, among Capital Automotive REIT (the “Company”), Capital Automotive L.P. and Credit Suisse First Boston LLC (filed herewith)

4.1	Form of Second Supplemental Trust Indenture, dated as of May 12, 2004, between the Company and Wells Fargo Bank, National Association (filed herewith)

4.2	Form of 6% Note due 2024 (filed herewith)

5.1	Opinion of Shaw Pittman LLP as to the legality of the securities being registered by the registrant (filed herewith)

8.1	Opinion of Shaw Pittman LLP regarding certain material tax issues relating to the registrant (filed herewith)

12.1	Statement regarding computation of ratios of earnings to fixed charges (filed herewith)

23.1	Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)